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EXHIBIT 23.


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the prospectuses constituting part of the Registration Statements listed below of our reports dated February 8, 2000, relating to the Consolidated Financial Statements of USX Corporation, the Financial Statements of the Marathon Group, and the Financial Statements of the U.S. Steel Group, which appear on pages U-1, M-1, and S-1 respectively, of this Form 10-K:

On Form S-3:                                    Relating to:

         File No.              33-57997         Marathon Group Dividend
                                                Reinvestment Plan
                               33-60172         U.S. Steel Group Dividend
                                                Reinvestment Plan
                              333-56867         USX Corporation Debt Securities,
                                                Preferred Stock and Common Stock
                              333-88947         Marathon Group and U.S. Steel
                                                Group Dividend Reinvestment and
                                                Direct Stock Purchase Plans
                              333-88797         USX Corporation Debt Securities,
                                                Preferred Stock and Common Stock


On Form S-8:                                    Relating to:

         File No.             33-41864          1990 Stock Plan
                              33-54333          Parity Investment Bonus
                              33-60667          Parity Investment Bonus
                              33-56828          Marathon Oil Company Thrift Plan
                              33-52917          Savings Fund Plan
                             333-00429          Savings Fund Plan
                             333-29699          1990 Stock Plan
                             333-29709          Marathon Oil Company Thrift Plan
                             333-52751          1990 Stock Plan
                             333-86847          1990 Stock Plan






PricewaterhouseCoopers LLP
Pittsburgh, Pa
March 13, 2000